UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 20, 1998

                         COMMISSION FILE NUMBER: 0-15811

                            BRODERBUND SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                                             94-2768218
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)


              500 Redwood Boulevard, Novato, California 94948-6121
               (Address of principal executive offices) (Zip Code)


       Registrant's Telephone Number, including area code: (415) 382-4400


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountants

     On February 20, 1998 after approval of the Company's Audit Committee and Board of Directors the Company dismissed Ernst and Young, LLP (E&Y) as its independent accountants. E&Y's reports on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, and did not have any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). During the two most recent fiscal years and through the date of this report the Company has had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure.

(b)  New independent accountants

     The Company engaged KPMG Peat Marwick, LLP as its new independent accountants effective as of February 20, 1998. During the two most recent fiscal years and through the date of this report the Company has not consulted with KPMG Peat Marwick, LLP regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16 Letter from Ernst & Young, LLP to the Securities and Exchange Commission dated March 6, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 12, 1998


BRODERBUND SOFTWARE, INC.
(Registrant)


/s/ J. Mark Hattendorf
---------------------------------------------
J. Mark Hattendorf
Group Vice President, Chief Financial Officer